UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  May 11, 2011
                                                           ------------

                       CORNERSTONE FINANCIAL CORPORATION
                       ---------------------------------
             (Exact name of registrant as specified in its charter)

         NEW JERSEY                000-53576            80-0282551
         ----------                ---------            ----------
(State or other jurisdiction     (Commission         (IRS Employer
of incorporation)                File Number)        Identification No.)

                    6000 MIDLANTIC DRIVE
              MT. LAUREL, NEW JERSEY 08054                  08054
              ----------------------------                  -----
      (Address of principal executive offices)            (Zip Code)

       Registrant's telephone number, including area code (856) 439-0300

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 2.02.         RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The information in this section, including the information contained in the press release included as Exhibit 99.1 hereto, is being furnished pursuant to this Item 2.02 and shall not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. In addition, this information shall not be deemed to be incorporated by reference into any of the Registrant's filings with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.

On May 11, 2011, the Registrant issued a press release announcing its operating results for the three months ended March 31, 2011. A copy of the May 11, 2011 press release is included as Exhibit 99.1 hereto.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits.  The following is filed as an Exhibit to this Current
                Report on Form 8-K:

     99.1       Press Release dated May 11, 2011



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                           CORNERSTONE FINANCIAL CORPORATION
                           (Registrant)


Dated: May 12, 2011         By:  /s/ Keith Winchester
                            ----------------------------------------------------
                            Keith Winchester
                            Executive Vice President and Chief Financial Officer